Exhibit 99.1

RGS Energy to Begin Trading on OTCQX Best Market

DENVER, CO, February 08, 2019 – RGS Energy (NASDAQ: RGSE), the exclusive worldwide manufacturer of the visually stunning POWERHOUSE™ Solar Shingle System, announced that it will move trading of the company's Class A common stock to the OTCQX® from The Nasdaq Capital Market effective February 15, 2019.

As previously disclosed in the company's news releases and filings with the Securities and Exchange Commission (SEC), the company was not in compliance with Nasdaq's $1.00 per share minimum bid price requirement for maintaining its listing on The Nasdaq Capital Market. RGS submitted a plan, allowing time for the commercialization of POWERHOUSE™, with Nasdaq including a request for an extension of time to remain listed on The Nasdaq Capital Market for an additional 180 days.

Nasdaq advised RGS Energy on February 6, 2019 that an extension would only be considered if the company would commit to effect a reverse stock split, if necessary, to meet the $1.00 minimum bid price requirement. The company believes that, under the circumstances, a reverse stock split is not in the best interest of it shareholders and will move trading of the company’s Class A common stock to the OTCQX®, the highest market tier operated by OTC Markets Group. Quotes and related company information will be available at www.otcmarkets.com.

“We just began commercialization of POWERHOUSE™ and believe that in time our results will support a higher stock price,” said Dennis Lacey, RGS Energy’s CEO. “Further, previous reverse stock splits by RGS resulted in the stock trading down to pre-split levels. That coupled with our belief that POWERHOUSE™ will over time be a game changing product for us, led us to move trading of our Class A common stock to the highest market tier for OTC Markets Group.”

RGS remains a public reporting company and will retain the ticker symbol "RGSE." RGS plans to continue to make all required SEC filings, including those on Forms 10-K, 10-Q and 8-K, and will remain subject to all SEC rules and regulations applicable to reporting companies under the Exchange Act. The company plans to maintain an independent board of directors with an independent Audit Committee and to provide annual financial statements audited by a Public Company Accounting Oversight Board auditor and unaudited interim financial reports prepared in accordance with U.S. generally accepted accounting principles or GAAP.

About OTC Markets Group Inc.

OTC Markets Group Inc. (OTCQX: OTCM) operates the OTCQX® Best Market, the OTCQB® Venture Market and the Pink® Open Market for 10,000 U.S. and global securities. Through OTC Link® ATS and OTC Link ECN, we connect a diverse network of broker-dealers that provide liquidity and execution services. We enable investors to easily trade through the broker of their choice and empower companies to improve the quality of information available for investors.

To learn more about how we create better informed and more efficient markets, visit www.otcmarkets.com.

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OTC Link ATS and OTC Link ECN are SEC regulated ATSs, operated by OTC Link LLC, member FINRA/SIPC.

About RGS Energy

RGS Energy is America’s Original Solar Company providing solar, storage and energy services whose mission is clean energy savings. The company is the exclusive worldwide manufacturer of the visually stunning POWERHOUSE™ Solar Shingle System. RGS Energy also sells, designs and installs solar systems for residential homeowners, commercial businesses, non-profit organizations and government entities.

For more information, visit RGSEnergy.com and RGSPOWERHOUSE.com, on Facebook at www.facebook.com/RGSEnergy and on Twitter at twitter.com/rgsenergy. Information on such websites and the websites referred to above in this press release is not incorporated by reference into this press release.

RGS Energy is the company’s registered trade name. RGS Energy files periodic and other reports with the SEC under its official name “Real Goods Solar, Inc.”

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

Forward-Looking Statements and Cautionary Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding RGS Energy’s results of operations and financial positions, and RGS Energy’s business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide RGS Energy’s current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “plan,” “future,” “may,” “will,” “expect,” “hypothetical,” “believe“ and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: the ability to obtain requisite international product certification of POWERHOUSE™ 3.0; RGS Energy’s ability to successfully commercialize POWERHOUSE™ 3.0 and achieve market share; RGS Energy’s ability to satisfy the conditions and obligations under the POWERHOUSE™ 3.0 license agreement; RGS Energy’s ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; competition in the built-in photovoltaic solar system business; RGS Energy’s ability to successfully and timely expand its POWERHOUSE™ 3.0 business outside of the United States; foreign exchange risks associated with the POWERHOUSE™ 3.0 business; intellectual property infringement claims and warranty claims related to the POWERHOUSE™ 3.0 business; cost and availability of raw materials including the impact from changes in the price of oil and the foreign currency exchange rate for Chinese yuan; RGS Energy’s ability to successfully implement its revenue growth strategy, achieve its target level of sales, generate cash flow from operations, and achieve break-even and better results; the adequacy of, and access to, capital necessary to implement its revenue growth strategy; rules, regulations and policies pertaining to electricity pricing and technical interconnection of customer-owned electricity generation such as net energy metering; the continuation and level of government and utility incentives for solar energy; changes in general economic, business and political conditions, including tariffs on imported solar cells and changes in the financial markets; the future price of RGS Energy’s Class A common stock; whether the liquidity and price of RGS Energy’s Class A common stock will change as a result of delisting from The Nasdaq Capital Market and moving trading to the OTCQX®; and other risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission.

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You should read the section entitled “Risk Factors” in our 2017 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q for the quarters ended March 30, 2018, June 30, 2018 and September 30, 2018, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

RGS Energy is the Company’s registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name “Real Goods Solar, Inc.”

Investor Relations Contact

Ron Both

Managing Partner, CMA

Tel 1-949-432-7566

RGSE@cma.team

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